Exhibit 99.1
Contact: Jerald L. Shaw, President and Chief Executive Officer Terri L. Degner, EVP and Chief Financial Officer Anchor Bancorp (360) 491-2250

ANCHOR BANCORP
RETAINS INVESTMENT BANKING FIRM TO PURSUE STRATEGIC ALTERNATIVES

Lacey, WA (July 25, 2016) - Anchor Bancorp (NASDAQ - ANCB) ("Company" or "Anchor"), the holding company for Anchor Bank ("Bank"), today announced that it has engaged Keefe Bruyette & Woods, a leading investment banking firm, to assist it in identifying and evaluating various strategic options and operating scenarios intended to maximize shareholder value, including the potential sale or merger of the Company.

Jerald L. Shaw, President and Chief Executive Officer of  the Company, commented, "Following a detailed evaluation over the past several months, we have determined that it is prudent to undertake a review of our strategic options to determine which alternative or alternatives, including our standalone plans, are in fact the best way to maximize shareholder value. We have received many communications from shareholders on their views on improving shareholder value and we are committed to ensuring we evaluate all opportunities. Regardless of the outcome of our review, the entire Anchor team is fully committed to meeting the needs of our customers and continuing to provide them with exceptional service."

No decision has been made as to whether the Company will engage in a transaction or transactions resulting from its consideration of strategic alternatives or the scope of such a transaction, and no assurance can be given that any transaction or transactions will occur or, if undertaken, the form, terms or timing of such a transaction. The Company does not expect to make further public comments regarding these matters during its review.

About the Company
Anchor Bancorp is headquartered in Lacey, Washington and is the parent company of Anchor Bank, a community-based savings bank primarily serving Western Washington through its 10 full-service banking offices (including one Wal-Mart in-store location) within Grays Harbor, Thurston, Lewis, Pierce and Mason counties, and one loan production office located in King county, Washington. The Company's common stock is traded on the NASDAQ Global Market under the symbol "ANCB" and is included in the Russell 2000 Index. For more information, visit the Company's web site www.anchornetbank.com.

Forward-Looking Statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: the exploration of strategic  alternatives and related transactions or actions, increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes;  and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.anchornetbank.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this Press Release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially

Anchor Bancorp
July 25, 2016

different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.  These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.